SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 19, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

Item 12.	Results of Operations and Financial Condition

On December 19, 2003, Allegheny Energy, Inc. issued a press release announcing its financial results for the first and second quarters of 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLEGHENY ENERGY, INC.
Dated: December 19, 2003	By: /s/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release Issued by Allegheny Energy, Inc. on December 19, 2003 announcing financial results for the first and second quarters of 2003.

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